                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
                             Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): March 31, 2006

STRUCTURED  ASSET  MORTGAGE  INVESTMENTS  II INC. (as company  under a Pooling and Servicing
Agreement  dated as of March 1, 2006  providing  for, inter alia, the issuance of GreenPoint
Mortgage Funding Trust 2006-AR2, Mortgage Pass-Though Certificates, Series 2006-AR2)

                   (Exact name of registrant as specified in its charter)

        Delaware                    333-132232                 30-0183252
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--------------------------   --------------------------  -----------------------
     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

            383 Madison Avenue
            New York, New York                              10179
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 (Address of principal executive office)                  (Zip Code)

                                (952) 857-7000
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             (Registrant's telephone number, including area code )

------------------------------------------N/A ---------------------------------
                   (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On March 31, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the GreenPoint Mortgage Funding Trust 2006-AR2, Mortgage Pass-Though Certificates,
Series 2006-AR2, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006, among, Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National
Association, as trustee, and EMC Mortgage Corporation.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits  (executed  copies):  The following  execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

            5.1   Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

            5.2   Opinion of In-House  Counsel to Structured  Asset  Mortgage  Investment II Inc.

            8.1   Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

            23.2  Consent of In-House  Counsel to Structured  Asset  Mortgage  Investment II
                  Inc. (included in opinion filed as Exhibit 5.2)

                                         SIGNATURES

      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant
has duly  caused  this report to be signed on behalf of the  Registrant  by the  undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                    By: /s/ Baron Silverstein
                                    Name:  Baron Silverstein
                                    Title:      Vice President

Dated:  March 31, 2006

                                 EXHIBIT INDEX

                                           Description
 Exhibit Number

      5.1              Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

      5.2              Opinion  of  In-House   Counsel  to  Structured  Asset
                       Mortgage Investment II Inc.

      8.1              Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

     23.2              Consent of In-House Counsel to Structured Asset
                       Mortgage Investment II Inc. (included in opinion
                       filed as Exhibit 5.2)